UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 22, 2026

AMASS BRANDS INC
(Exact name of registrant as specified in its charter)

Delaware	001-43286	81-5227282
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

860 E Stowell Road Santa Maria , CA	93454
(Address of principal executive offices)	(Zip Code)

(
909
)
293-8571

Registrant’s telephone number, including area code:

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Common Stock	AMSS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 22, 2026, AMASS Brands Inc (the “Company”) received two notification letters (the “Notification Letters”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the continued listing requirements of The Nasdaq Global Market because, for the 30 consecutive business days from June 8, 2026 through July 21, 2026, (i) the market value of the Company’s listed securities (“MVLS”) was below the minimum $50,000,000 required under Nasdaq Listing Rule 5450(b)(2)(A) and (ii) the market value of the Company’s publicly held shares (“MVPHS”) was below the minimum $15,000,000 required under Nasdaq Listing Rules 5450(b)(2)(C) and 5450(b)(3)(C). Nasdaq also noted in the MVLS Notification Letter that the Company does not meet the requirements under Nasdaq Listing Rule 5450(b)(3)(A).

The Notification Letters have no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Global Market. In accordance with Nasdaq Listing Rules 5810(c)(3)(C) and 5810(c)(3)(D), the Company has 180 calendar days, or until January 19, 2027, to regain compliance with the MVLS and MVPHS requirements. To regain compliance, the Company’s MVLS must close at $50,000,000 or more and the Company’s MVPHS must close at $15,000,000 or more, in each case for a minimum of ten consecutive business days during the compliance period. Nasdaq may, in its discretion, require the Company to satisfy the applicable price-based requirement for a period in excess of ten consecutive business days, generally not more than 20 consecutive business days, before determining that the Company has demonstrated an ability to maintain long-term compliance.

If the Company does not regain compliance with the MVLS and MVPHS requirements before January 19, 2027, Nasdaq will provide written notification that the Company’s securities are subject to delisting, at which time the Company may appeal the delisting determination to a Hearings Panel. The Company intends to monitor its MVLS and MVPHS and evaluate available options to regain compliance, including, if appropriate, applying to transfer the Company’s securities to The Nasdaq Capital Market, provided that the Company satisfies the applicable continued listing requirements for that market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2
7
, 2026

AMASS BRANDS INC

By:	/s/ Mark T. Lynn
Mark T. Lynn
Chief Executive Officer
(Principal Executive Officer)